DIREXION SHARES ETF TRUST

Portfolio+ S&P 500® ETF (PPLC)

Portfolio+ S&P® Small Cap ETF (PPSC)

Portfolio+ S&P® Mid Cap ETF (PPMC)

Portfolio+ Emerging Markets ETF (PPEM)

Portfolio+ Developed Markets ETF (PPDM)

Portfolio+ Total Bond Market ETF (PPTB)

Portfolio+ Real Estate ETF

Portfolio+ 20+ Year Treasury ETF (PPTR)

Supplement dated June 27, 2018 to the

Summary Prospectuses, Prospectuses and

Statements of Additional Information (“SAI”), as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved changes to the names of the Portfolio+ S&P 500® ETF, Portfolio+ S&P® Small Cap ETF, Portfolio+ S&P® Mid Cap ETF, Portfolio+ Emerging Markets ETF, Portfolio+ Developed Markets ETF, Portfolio+ Total Bond Market ETF, Portfolio+ Real Estate ETF, and the Portfolio+ 20+ Year Treasury ETF (each, a “Fund,” and collectively, the “Funds”).

Effective June 28, 2018, each Fund’s name will change as shown in the table below and all references to each Fund’s current name in the respective Summary Prospectus, Prospectus and SAI will be replaced with the new name listed below:

Current Fund Name	New Fund Name
Portfolio+ S&P 500® ETF	PortfolioPlus S&P 500® ETF
Portfolio+ S&P® Small Cap ETF	PortfolioPlus S&P® Small Cap ETF
Portfolio+ S&P® Mid Cap ETF	PortfolioPlus S&P® Mid Cap ETF
Portfolio+ Emerging Markets ETF	PortfolioPlus Emerging Markets ETF
Portfolio+ Developed Markets ETF	PortfolioPlus Developed Markets ETF
Portfolio+ Total Bond Market ETF	PortfolioPlus Total Bond Market ETF
Portfolio+ Real Estate ETF	PortfolioPlus Real Estate ETF
Portfolio+ 20+ Year Treasury ETF	PortfolioPlus 20+ Year Treasury ETF

For more information, please contact the Fund at (833) 547-4417.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.